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                                                                 Promissory Note
                                                                       QMS, Inc.
                                                               Minolta Co., Ltd.

                                                                Exhibit 10(x)(v)

                                PROMISSORY NOTE

                                   QMS, Inc.


                                                               November 10, 1999
U.S. $15,000,000
Lender:  Minolta Co., Ltd.

For value received, the undersigned, QMS, Inc., a Delaware corporation (the "Borrower"), promises to pay to the order of the Lender set forth above (the "Lender"), the principal sum of FIFTEEN MILLION UNITED STATES DOLLARS (US $15,000,000) plus interest payable at such times, and in such amounts, to be specified in the Loan Agreement to be executed by and between Lender and Borrower by December 10, 1999 (including all annexes, exhibits and schedules thereto and as the same may be amended, restated, modified or supplemented from time to time, the "Second Loan Agreement").

Each of Lender and Borrower agrees to negotiate in good faith and use reasonable commercial efforts to complete and execute the Second Loan Agreement on or prior to December 10, 1999, which shall include the following summary terms and any other terms agreed between Lender and Borrower and approved by the respective Boards of Directors:

Summary Terms

Borrower:              QMS Inc., a Delaware corporation
Lender:                Minolta Co., Ltd., a Japanese corporation
Amount:                $15,000,000
Term:                  Four (4) years
Amortization:          Year 1:  No amortization
                       Year 2 - 4:  Equal monthly installments ($416,600 x 35 +
                                    $419,000 x 1)
Purpose:               Working Capital
Security:              Pledge of capital stock of QMS BV and QMS Australia
Interest:              Thirty (30) day LIBOR + 2.50% payable monthly in arrears
Intercreditor Issues:  Pari pasu with secured working capital facility which facility shall be on terms reasonably acceptable to
                       Minolta
Change of Control:     Mandatory prepayment upon change of the control of
                       Borrower (other than Minolta)
Closing:               November 10, 1999 upon approval of Lender's Board of
                       Directors

In case Lender and Borrower shall not execute the Second Loan Agreement by the end of December 10, 1999 (Japan time), the outstanding principal and all interest thereon and all other amounts payable under this Note shall become and be forthwith due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower.

The Second Loan Agreement and this Promissory Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.
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                                                                 Promissory Note
                                                                       QMS, Inc.
                                                               Minolta Co., Ltd.


The Borrower promises to pay all costs and expenses, including reasonable attorney's fees and disbursements incurred in the collection and enforcement of this Promissory Note or any appeal of a judgment rendered thereon all in accordance with the provisions of the Second Loan Agreement. Time is of the essence in respect of this Promissory Note. The Borrower hereby waives diligence, presentment, protest, demand and notice of every kind except as required pursuant to the Second Loan Agreement and to the full extent permitted by law the right to plead any statute of limitations as a defense to any demands hereunder.

IN WITNESS WHEREOF, the Borrower has caused this Promissory Note to be executed and delivered by its duly authorized officer, as of the day and year first above written.

                                       QMS, Inc.

                                       By: /s/ Edward E. Lucente
                                           ---------------------
                                       Name:  Edward E. Lucente
                                       Title: President & CEO
                                              QMS, Inc.